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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our reports, incorporated by reference in this Form S-4 into Eastern Enterprises' previously filed Post-Effective Amendment No. 1 to Form S-16 Registration Statement No. 2-71614 on Form S-3 and Form S-8 Registration Statements No. 2-77146, No. 33-19990, No. 33-40862, No. 33-56424, No. 33-58873
and No. 333-88967.

/s/Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachusetts
January 27, 2000